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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              January 24, 2000


                            W.R. BERKLEY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                                    0-7849                               22-1867895
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(State or Other Jurisdiction of                (Commission File No.)                     (IRS Employer
Incorporation)                                                                       Identification Number)


165 Mason Street, P.O. Box 2518, Greenwich, CT                                            06836-2518
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       (Address of Principal Executive Offices)                                           (Zip Code)

Registrant's telephone number, including area code   (203) 629-3000

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on January 24, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    W.R. BERKLEY CORPORATION
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                                    (Registrant)



January 25, 2000                    By:    /s/ Cornelius T. Finnegan, III
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                                           Cornelius T. Finnegan, III
                                           Senior Vice President-General Counsel
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                                  EXHIBIT INDEX

Exhibits:
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99.1     Press Release dated January 24, 2000